UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       September 7, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On September 7, 2001, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Present at the Banc of America Securities Investment Conference." The press release is included below.






                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109

                   Applebee's International to Present at the
                Banc of America Securities Investment Conference


Overland Park, Kan., September 7, 2001 -- Applebee's International, Inc. (Nasdaq:APPB) will be presenting at the Banc of America Securities
Investment Conference to be held in San Francisco, California, on Tuesday, September 11, 2001, at 1:00 p.m. Eastern Time. An audio webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/BAS/31st-annual-2001/id48206109.cfm. In addition, an audio webcast of the breakout session, scheduled for 3:00 p.m. Eastern Time, will be available over the Internet at http://www.veracast.com/webcasts/BAS/31st-annual-2001/id74210155.cfm. Both webcasts will also be available at the Investor Relations section of the company's website (www.applebees.com) for a period of 14 days following the conference.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,350 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's
International  can  be  found  at  the  company's  website  (www.applebees.com).



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    September 7, 2001                  By:/s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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